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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                              -------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 24, 1998


                            FUISZ TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   0-27082                     52-1579474
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)            File Number)             Identification No.)


                               14555 AVION PARKWAY
                           CHANTILLY, VIRGINIA  20151
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (703) 995-2400
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ITEM 5.     OTHER EVENTS.

            On March 24, 1998, Fuisz Technologies Ltd. ("Fuisz") announced in a press release attached as Exhibit 99.1 to this Form 8-K its new focus on both the development and manufacture of products incorporating Fuisz's patented technology. The press release also announced that Fuisz and McNeil Consumer Products Company have agreed not to proceed together with manufacturing and marketing of joint products incorporating Fuisz's Flash Dose(TM) acetaminophen. Fuisz is negotiating with other companies interested in acquiring this technology.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)  Exhibits.


                 99.1     Press Release dated March 24, 1998.
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                                   SIGNATURE
                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FUISZ TECHNOLOGIES LTD.


Dated:  March 31, 1998                     By:             /S/
                                              ----------------------------------
                                               Patrick D. Scrivens
                                               Executive Vice President and
                                               Chief Financial Officer





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                                  EXHIBIT LIST

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Exhibit No.         Description                                      Sequentially Numbered
                                                                              Page
99.1                Press Release dated March 24, 1998
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